UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 4, 2009 (November 30, 2009)

THT HEAT TRANSFER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52232	20-5463509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

THT Industrial Park
No.5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People's Republic of China
(Address of principal executive offices)

86-434-3265241
(Registrant's telephone number, including area code)

BTHC VIII, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into Material Definitive Agreement.

On November 24, 2009, BTHC VIII, Inc. ("BTHC") entered into an Agreement and Plan of Merger (the "Merger Agreement") with THT Heat Transfer Technology, Inc. ("THT" or the "Surviving Corporation"), a Nevada corporation and wholly-owned subsidiary of BTHC. Pursuant to the Merger Agreement, BTHC agreed to merge with and into THT, with THT continuing as the surviving entity (the "Reincorporation Merger"). The Reincorporation Merger became effective on November 30, 2009 (the "Effective Time").

As a result of the Reincorporation Merger, the legal domicile of the Surviving Corporation is now Nevada. The Reincorporation Merger was consummated to move BTHC's domicile to Nevada as described in BTHC's Definitive Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on October 5, 2009, which description is incorporated by reference herein (the "Information Statement"). As described in the Information Statement, the Merger Agreement and Reincorporation Merger were duly approved by the written consent of stockholders of BTHC owning at least a majority of the outstanding shares of BTHC's common stock, dated September 16, 2009. A copy of the Merger Agreement is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, (i) BTHC merged into THT, with THT being the surviving corporation, and BTHC thereby changed its name to THT Heat Transfer Technology, Inc.; (ii) from and after the Effective Time, THT possesses all of the rights, privileges, powers, and franchises of BTHC, and BTHC's debts and liabilities became the debts and liabilities of THT; (iii) BTHC's existing Board of Directors and officers became the Board of Directors and officers of the Surviving Corporation; and (iv) the Articles of Incorporation and Bylaws of THT now govern the Surviving Corporation. A description of the provisions of the Articles of Incorporation and Bylaws of THT was previously disclosed in the Information Statement. Copies of the Articles of Incorporation and Bylaws of THT, as amended to date, are attached hereto as Exhibits 3.1 and Exhibit 3.2, respectively.

The Reincorporation Merger did not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation Merger, which are immaterial). Management, including all directors and officers, remain the same in connection with the Reincorporation Merger. There were no substantive changes in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation Merger. Following the Reincorporation Merger, the securities of the Surviving Corporation will continue to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by virtue of Rule 12g-3 of the Exchange Act.

As a result of the Reincorporation Merger, each outstanding share of BTHC's common stock, par value $0.001 per share, was automatically converted into one share of THT's common stock, par value $0.001 per share. Each outstanding certificate representing shares of BTHC's common stock is deemed, without any action by BTHC's stockholders, to represent the same number of shares of THT's common stock.

The foregoing description of the Reincorporation Merger is not intended to be complete and is qualified in its entirety by reference to the complete text of the Information Statement and the exhibits filed herewith, all of which are incorporated herein by reference.

Item 3.03         Material Modification to Rights of Security Holders.

As a result of the Reincorporation Merger disclosed under Item 1.01 above, (i) each outstanding share of BTHC's common stock has been automatically converted into one share of THT's common stock and (ii) all options and other rights to acquire BTHC's common stock outstanding immediately prior to the Reincorporation Merger have also been automatically converted into options and rights to acquire the same number of shares of THT's common stock, under the same terms and conditions. Upon completion of the Reincorporation Merger, each outstanding certificate representing BTHC's common stock is deemed, without any action by the stockholder, to represent the same number of shares of THT's common stock. Stockholders do not need to exchange their stock certificates as a result of the Reincorporation Merger. However, to eliminate confusion in transactions in the Surviving Corporation's securities in the over-the-counter market, management urges stockholders to surrender their old certificates in exchange for new certificates issued in the name of THT and has adopted a policy to facilitate this process. Please refer to the Information Statement for more details regarding the process for exchanging stock certificates.

In accordance with Rule 12g-3 under the Exchange Act, the shares of the Surviving Corporation's common stock will continue to be registered under Section 12(g) of the Exchange Act. The new CUSIP number for the Surviving Corporation's common stock is 886031 103. The Surviving Corporation has applied for a new symbol for quotation of the Surviving Corporation's common stock on the OTC Bulletin Board, however one has not yet been assigned.

Prior to the Effective Time of the Reincorporation Merger, BTHC's corporate affairs were governed by the General Corporation Law of the State of Delaware. The rights of its stockholders were subject to its Certificate of Incorporation, as amended, and its Bylaws. As a result of the Reincorporation Merger, holders of BTHC's common stock are now holders of THT's common stock and their rights as holders are governed by the Nevada Revised Statutes and THT's Articles of Incorporation and Bylaws. For a description of the differences between Delaware and Nevada corporate law, see "Change from Delaware Law to Nevada Law" in the Information Statement.

The foregoing description of the Reincorporation Merger is not intended to be complete and is qualified in its entirety by reference to the information disclosed under Item 1.01 above, the complete text of the Information Statement and the exhibits filed herewith, all of which are incorporated herein by reference.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Reincorporation Merger described in Item 1.01 above, the Articles of Incorporation and Bylaws of THT are the governing instruments of the Surviving Corporation following the Reincorporation Merger, resulting in several changes from the Certificate of Incorporation and Bylaws of BTHC. Some of these changes are purely procedural in nature, such as a change in the registered office and agent from an office and agent in Delaware to an office and agent in Nevada. Some changes, however, are substantive in nature, including the change of name from "BTHC VIII, Inc." to "THT Heat Transfer Technology, Inc." and a change of the authorized capital of the Surviving Corporation. BTHC's authorized capital consisted of 40,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, while the total authorized capital of THT consists of 190,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. For more information regarding the changes to the governing instruments of the Surviving Corporation resulting from the Reincorporation Merger, see "Certain Effects of the Change in State of Incorporation" in the Information Statement.

The foregoing description of the Articles of Incorporation and Bylaws of THT is not intended to be complete and is qualified in its entirety by reference to the complete text of the Information Statement and the provisions of the Articles of Incorporation and Bylaws of THT, as amended to date, which are attached to this report as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 24, 2009, between BTHC VIII, Inc. and THT Heat Transfer Technology, Inc.

3.1	Articles of Incorporation of THT Heat Transfer Technology, Inc., as amended to date.

3.2	Bylaws of THT Heat Transfer Technology, Inc., as amended to date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2009	THT HEAT TRANSFER TECHNOLOGY, INC.

	By:	/s/ Guohong Zhao
Guohong Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 24, 2009, between BTHC VIII, Inc. and THT Heat Transfer Technology, Inc.

3.1	Articles of Incorporation of THT Heat Transfer Technology, Inc., as amended to date.

3.2	Bylaws of THT Heat Transfer Technology, Inc., as amended to date.